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                                                                   EXHIBIT 10.41

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                            STOCK PURCHASE AGREEMENT

     AGREEMENT made this 16th day of April, 2001, by and between EYT, Inc., a Delaware corporation (the "Buyer"), and Interliant, Inc., a Delaware corporation (the "Seller").

                                   WITNESSETH:
                                   -----------

     WHEREAS, Seller is the owner of 1,114,852 shares of common stock of Buyer (the "Shares"), par value $0.01 per share; and

     WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, all of the Shares for the consideration and upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto agree as follows:

                                    ARTICLE I
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                               PURCHASE OF SHARES
                               ------------------

     1.1 At the Closing (as hereinafter defined), Buyer shall purchase from Seller, and Seller shall sell to Buyer, the Shares at a price of $0.89698 per share, for an aggregate purchase price of $1,000,000.00.

                                   ARTICLE II
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                              REPRESENTATIONS AND
                              WARRANTIES OF SELLER
                              --------------------

     2.1 Seller represents and warrants to Buyer that Seller is the record and beneficial owner of the Shares, free and clear of all liens, claims, pledges, charges, agreements, and encumbrances of any kind whatsoever other than the agreements mentioned in Sections 6.1 and 6.2 below (collectively, "Liens").

     2.2 Seller has the requisite corporate power and authority to sell, transfer, assign and deliver the Shares to be sold, transferred, assigned and delivered by it pursuant to this Agreement and, upon receipt of the consideration therefor as provided by this Agreement, such delivery will convey lawful and valid title to the Shares to the Buyer, free and clear of all Liens arising by or through the Seller.

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     2.3 This Agreement is the legal, valid and binding obligation of the
Seller, and enforceable against Seller in accordance with its terms.

                                  ARTICLE III
                                  -----------

                    REPRESENTATIONS AND WARRANTIES OF BUYER
                    ---------------------------------------

     3.1 Buyer hereby represents and warrants to Seller that this Agreement is the legal, valid and binding obligation of the Buyer, and enforceable against Buyer in accordance with its terms. Buyer has the requisite corporate power and authority to purchase the Shares to be purchased by it pursuant to this Agreement.

                                   ARTICLE IV
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                         CLOSING; CONDITIONS TO CLOSING
                         ------------------------------

     4.1 (a) The closing hereunder (herein called the "Closing") shall take place simultaneously with the first closing under Article I of the Securities Purchase Agreement annexed hereto as Exhibit A, at the offices of Proskauer Rose
                                     ---------
LLP, 1585 Broadway, New York, New York 10036, or at such other time, date or place as the parties may mutually agree (the "Closing Date").

     (b) At the Closing, Seller shall deliver, or shall cause to be delivered, to Buyer the certificates representing the Shares, which certificates shall be duly endorsed in blank or, in lieu thereof, shall have affixed thereto stock powers executed in blank, and in proper form for transfer.

     (c) At the Closing, Buyer shall deliver to Seller $1,000,000 by wire transfer.

     4.2 The obligation of Buyer under this Agreement to consummate the transactions contemplated by this Agreement on the Closing Date shall be subject to the condition that the representations and warranties of the Seller contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

                                   ARTICLE V
                                   ---------

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES
                   ------------------------------------------

     5.1 The parties hereto agree that the representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement, and the Closing hereunder, regardless of any investigation made by the parties hereto.

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                                   ARTICLE VI
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                           EFFECT ON PRIOR AGREEMENTS
                           --------------------------

     6.1 Effective as of the Closing, Buyer will cease to be a party to that certain Stockholders Agreement, dated as of July 27, 2000, by and among Buyer, Seller, Charter EYT LLC ("Charter") and the Softbank Investors (as defined in the signature pages hereto).

     6.2 Effective as of the Closing, Buyer will cease to be a party to that certain Registration Rights Agreement, dated as of July 28, 2000, by and among Buyer, Seller, Charter, the Softbank Investors (as defined in the signature pages hereto), and certain other parties.

                                  ARTICLE VII
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                                 MISCELLANEOUS
                                 -------------

     7.1 Notices. Any notice, demand, claim, or other communication under this
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Agreement shall be in writing and shall be deemed to have been duly given if delivered in person or by courier, telegraph or facsimile transmission, or if mailed by next day express mail or certified mail, postage prepaid:

     (i)   If to the Buyer:

           EYT, Inc.
           14100 Park Meadow Drive
           Suite 100
           Chantilly, VA 20151-2217
           Attention: President
           Fax: (703) 814-7699

     (ii)  If to the Seller:

           Interliant, Inc.
           Two Manhattanville Road
           Purchase, NY 10577-2118
           Telephone:   (914) 640-9000
           Telecopier:  (914) 694-1190
           Attention:    General Counsel

     Either party may, by written notice to the other, change the address or telecopy number to which notices to such party are to be delivered or mailed or sent by facsimile transmission. All such notices or other communications shall be effective and be deemed to have been given as of the date on which so hand-delivered or the next business day following the date on which sent by express mail, on the third business day

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following the date on which sent by certified mail, or if delivered by facsimile transmission, when sent and the sender receives evidence of complete transmission without error.

     7.2 Further Assurances. The parties hereto each agree to execute such other
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documents or agreements as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

     7.3 Entire Agreement. This Agreement represents the entire understanding
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and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought.

     7.4 Successors. This Agreement shall be binding upon and shall inure to the
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benefit of the parties hereto and their respective successors and assigns;
provided, however, that this Agreement and all rights and obligations hereunder may not be assigned or transferred without the prior written consent of the other parties hereto.

     7.5 Paragraph Headings. The paragraph headings contained in this Agreement
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are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     7.6 Applicable Law. This Agreement shall be governed by, construed and
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enforced in accordance with the laws of the State of New York, without regard to the principles thereof relating to conflict of laws.

     7.7 Expenses. Whether or not the transactions contemplated hereby are
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consummated, Seller shall pay all of the expenses of the parties hereto.

     7.8 Severability. If any provision of this Agreement shall be declared void
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or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

     7.9 Counterparts. This Agreement may be executed in one or more
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counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                    EYT, INC.

                                    By  /s/ JOHN P. HOLLERBACH
                                      ---------------------------------
                                    Name:   JOHN P. HOLLERBACH
                                    Title:  CHIEF FINANCIAL OFFICER

                                    INTERLIANT, INC.

                                    By  /s/ FRANK LINCKS
                                      ---------------------------------
                                    Name:   FRANK LINCKS
                                    Title:  SR. VICE PRES., FINANCE & ACCOUNTING
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Solely for purposes of Article VI, Sections 6.1 and 6.2 hereto:

                                    CHARTER EYT LLC

                                    By  /s/ JAY M. GATES
                                      ---------------------------------
                                    Name:   JAY M. GATES
                                    Title:  S.V.P.

Softbank Investors:                 SOFTBANK TECHNOLOGY VENTURES VI L.P.

                                    By:  SBTV VI LLC, General Partner

                                         By  /s/ BRADLEY A. FELD
                                           ---------------------------------
                                         Name:
                                         Title:

                                    SOFTBANK U.S. VENTURES VI L.P.

                                    By:  SBTV VI LLC, General Partner

                                         By  /s/ BRADLEY A. FELD
                                           ---------------------------------
                                         Name:
                                         Title:

                                    SOFTBANK TECHNOLOGY VENTURES
                                            ADVISORS FUND VI L.P.

                                    By:  SBTV VI LLC, General Partner

                                         By /s/ BRADLEY A. FELD
                                           ---------------------------------
                                         Name:
                                         Title:

                                    SOFTBANK TECHNOLOGY VENTURES
                                            SIDE FUND VI L.P.

                                    By:  SBTV VI LLC, General Partner

                                         By  /s/ BRADLEY A. FELD
                                           ---------------------------------
                                         Name:
                                         Title: